Exhibit 10.1

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is dated as of June 23, 2019, among 1st Constitution Bancorp, a New Jersey corporation and registered bank holding company (“Purchaser”), 1st Constitution Bank, a New Jersey state commercial bank and the wholly-owned banking subsidiary of Purchaser (the “Bank”), and certain shareholders of Shore Community Bank, a New Jersey state commercial bank (“Shore”), executing this Agreement on the signature page hereto (each, a “Shareholder” and collectively, the “Shareholders”).

RECITALS

A.       Concurrently with the execution of this Agreement, Purchaser, the Bank and Shore have entered into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, among other things, for the merger (the “Merger”) of Shore with and into the Bank upon the terms and subject to the conditions set forth therein.

B.       As of the date hereof, each Shareholder is the record and Beneficial Owner (as defined below) of that number of Shore Common Shares (as defined below) set forth below such Shareholder’s name on the signature page hereto.

C.       As a condition to Purchaser’s willingness to enter into and perform its obligations under the Merger Agreement, each Shareholder has agreed to enter into this Agreement.

NOW THEREFORE, the parties hereto agree as follows:

I. CERTAIN DEFINITIONS

1.1       Capitalized Terms. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement.

1.2       Other Definitions. For the purposes of this Agreement:

“Beneficial Owner” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended).

“Permitted Transferee” means, with respect to any Shareholder, (i) an Affiliate of such Shareholder, (ii) any of the lawful issue of such Shareholder, (iii) the spouse of such Shareholder, or (iv) any trust, partnership, custodianship or other fiduciary account established for the exclusive benefit of such Permitted Transferee.

“Shore Common Share” means a share of common stock, par value $5.00 per share, of Shore, including for purposes of this Agreement all shares or other voting securities into which any Shore Common Share may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom (including any dividends or distributions of securities which may be declared in respect of Shore Common Shares).

“Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, constructive sale, or other disposition of such security or the Beneficial Ownership thereof, or the entry into of any contract, agreement or other obligation to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

II. SUPPORT OBLIGATIONS OF THE SHAREHOLDER

2.1       Agreement to Vote. Each Shareholder irrevocably and unconditionally agrees that from and after the date hereof, at any meeting (whether annual or special, and at each adjourned or postponed meeting) of shareholders of Shore, however called, or in connection with any written consent of Shore’s shareholders, each Shareholder will (x) appear at each such meeting or otherwise cause all of his or her Owned Shares, as hereinafter defined, to be counted as present thereat for purposes of calculating a quorum, and respond to each request by Shore for written consent, if any, and (y) vote (or consent), or cause to be voted (or validly execute and return and cause consent to be granted with respect to), all of such Shareholder’s Shore Common Shares Beneficially Owned by such Shareholder as of the applicable record date (including any Shore Common Shares that such Shareholder may acquire after the date hereof, but less any Shore Common Shares transferred in accordance with Section 2.4 hereof, “Owned Shares”) and all other voting securities of or equity interests in Shore Beneficially Owned by such Shareholder: (i) in favor of the adoption of the Merger Agreement (whether or not recommended by the Board of Directors of Shore), and (ii) against any action, agreement, transaction or proposal that (A) is made in opposition to, or in competition or inconsistent with, the Merger or the Merger Agreement, (B) relates to an Acquisition Proposal or Superior Proposal, or (C) could otherwise prevent, impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

2.2       No Solicitation. Each Shareholder has received and reviewed a copy of the Merger Agreement and agrees that such Shareholder will comply with (i) Section 5.3(a) of the Merger Agreement, and (ii) the first sentence of Section 5.3(c) of the Merger Agreement.

2.3       Fiduciary Duties. Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of any Shareholder to comply with whatever fiduciary duties he or she may have as a director, officer or employee of Shore and none of the terms of this Agreement shall be deemed to prohibit or prevent any director or executive officer from exercising his or her fiduciary obligations in the context of a Superior Proposal pursuant to Section 5.3 of the Merger Agreement.

2.4       Restrictions on Transfer. Except as otherwise agreed to by Purchaser and except as contemplated by the Merger Agreement, each Shareholder agrees from and after the date hereof not to (a) tender into any tender or exchange offer or otherwise directly or indirectly Transfer any Owned Shares (or any rights, options or warrants to acquire Shore Common Shares), or (b) grant any proxies with respect to such Shareholder’s Owned Shares, deposit such Shareholder’s Owned Shares into a voting trust, enter into a voting agreement with respect to any of such Shareholder’s Owned Shares or otherwise restrict the ability of such Shareholder freely to exercise all voting rights with respect thereto. Notwithstanding the foregoing, the following transfers shall be permitted: (a) transfers by will or operation of law; (b) any transfer to a Permitted Transferee, subject to the Permitted Transferee first agreeing in writing to be bound by the terms of this Agreement; (c) the withholding of Shore Common Shares by Shore to satisfy tax obligations upon the vesting of any shares of restricted stock or the exercise of stock options; and (d) such transfers as Purchaser may otherwise permit in its sole discretion. Any action attempted to be taken in violation of this Section 2.4 will be null and void. If so requested by Purchaser, each Shareholder agrees that the certificates representing Owned Shares shall bear a legend stating that they are subject to this Agreement.

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2.5       Purchaser Common Stock. Each Shareholder agrees that, during the period beginning on the date hereof and ending on the earlier of the Shore Shareholders’ Meeting and the termination of the Merger Agreement, such Shareholder will not, and will not authorize or permit any of his or her Affiliates to or solicit or encourage any other person to, purchase, sell, contract to purchase, contract to sell, pledge, hedge, grant any option to purchase, make any short sale, Transfer or otherwise dispose of or acquire any Purchaser Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive Purchaser Common Stock, whether now owned or hereinafter acquired, owned directly by such Shareholder (including holding as a custodian) or with respect to which such Shareholder has Beneficial Ownership.

2.6       Release of Claims. Each Shareholder agrees to irrevocably and unconditionally release, remit, acquit and discharge Shore, Purchaser and the Bank, their respective past and present subsidiaries and Affiliates, and their respective past and present officers, directors, attorneys, accountants, shareholders, and all successors and assigns of any of the foregoing (hereinafter referred to as “Releasees”), jointly and individually, from any and all claims, civil or criminal, vested or contingent, other than Excluded Claims, which such Shareholder and his or her heirs, successors or assigns have or may have against Releasees to the date of this Agreement, and from any and all liability which Releasees have or may have to such Shareholder and his or her heirs, successors or assigns, whether denominated claims, demands, causes of action, obligations, damages, or liabilities arising from any and all bases, to the date of this Agreement. For purposes of this provision, “Excluded Claims” shall mean any claim unknown to such Shareholder as of the date of this Agreement.

2.7       Cash Out of Stock Options. Each Shareholder acknowledges and agrees that, with respect to such Shareholder’s Stock Options that are not exercised at or prior to the Effective Time, the Shareholder shall be deemed to have elected to receive Cash Consideration (only with respect to the Shareholder’s Stock Options), reduced by the exercise price of each such Stock Option, as further reduced by any applicable withholding taxes required to be collected by Purchaser.

III. GENERAL

3.1       Governing Law. This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the laws of the State of New Jersey (without regard to principles of conflict of laws that would apply the law of another jurisdiction).

3.2       Amendments. This Agreement may not be amended except by written agreement signed by Purchaser and by each Shareholder.

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3.3       Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

3.4       Counterparts; Execution. This Agreement may be executed in any number of counterparts, all of which are one and the same agreement. This Agreement may be executed by facsimile signature by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

3.5       Effectiveness and Termination. This Agreement will become effective when Purchaser has received counterparts signed by all of the other parties and itself and shall terminate on the earlier of (i) the termination of the Merger Agreement, and (ii) the Effective Date. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement, including specifically Section 2.6 hereof and the release granted thereunder, shall automatically terminate and be of no further force or effect. If the Merger Agreement is amended to decrease the Aggregate Merger Consideration or to decrease the Merger Consideration for any Shareholder, (x) Purchaser shall give written notice of such amendment to each Shareholder within one (1) business day after the public announcement of such amendment, and (y) each Shareholder shall have the right to terminate this Agreement, provided that such Shareholder sends notice to Purchaser and the other Shareholders of such Shareholder’s election to terminate not later than ten (10) business days after the public announcement of such amendment, in which case the term of this Agreement shall end on the date Purchaser receives such notice of such Shareholder’s election to terminate. Upon any such termination pursuant to this Section 3.5, except for any rights any party may have in respect of any breach by any other party of its, his or her obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

1ST CONSTITUTION BANCORP

By:
Name: Robert F. Mangano
Title: President and CEO

(Shareholder signature pages follow)

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SHAREHOLDERS

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

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SHAREHOLDERS

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

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SHAREHOLDERS

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

Shareholder: _______________________________________________
Signature: _________________________________________________
Title, if applicable___________________________________________
Owned Shares:______________________________________________

Notice Address: ____________________________________________
_________________________________________________________
_________________________________________________________

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